ONcore Series of Variable Annuities

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated February 19, 2013

to the Prospectuses dated May 1, 2012 and October 1, 2012

The following supplements and amends the prospectuses dated May 1, 2012 and October 1, 2012, as previously supplemented:

Available Funds

Effective February 20, 2013, the following is an additional Available Fund under your contract:

Fund	Investment Adviser (Subadviser)
Fidelity® Variable Insurance Products Fund (Service Class 2)
Fidelity® VIP Target Volatility Portfolio	Strategic Advisers, Inc.

Investment Restrictions for Certain Optional Riders

Effective February 20, 2013, the following is added to Investment Options, Category 2 for riders that require you to abide by investment restrictions:

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Target Volatility Portfolio

Optional Death Benefit Riders

Premium Protection Plus Riders

Effective February 20, 2013, the Premium Protection Plus and Joint Premium Protection Plus death benefit riders are not available for purchase.

5% GMDBR80 Plus

Effective February 20, 2013, the 5% GMDBR80 Plus death benefit rider is not available for purchase.